IRA Ideal!

Defined Asset Funds (SM)

Focus Series
The 1999 Domestic
Year-Ahead Portfolio

[ML logo] Merrill Lynch

1999 is a new year... Why not consider a portfolio based on the 1999 stock selections from the top-ranked research team?
The 1999 Year-Ahead Domestic Portfolio can help you get the coming investment year in focus.

Make Your Resolution To Think Ahead.

An investment strategy should never be static. As your life changes, so should your portfolio. At Merrill Lynch, we believe in the importance of on-going communication between you and your Financial Consultant. Will your investment goals be the same next year? How about your tolerance for risk and your time horizon? Your Financial Consultant will be happy to help you think ahead by analyzing these important questions, and coming up with informed solutions.

About Defined Asset Funds
Time In The Market

We believe that the disciplined strategy of buying and holding stocks with a long-term view can help in meeting our investors' needs. For income, growth or total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined
Asset Funds. In addition to the Year-Ahead Domestic Portfolio, you can choose from a family of Defined Equity and Fixed-Income portfolios to meet your retirement and other investment goals.

The Portfolio

The Defined Asset Funds(SM) 1999 Year-Ahead Domestic Portfolio seeks capital appreciation by investing for approximately one year in a Portfolio consisting of U.S. common stocks. The Portfolio was selected for potential growth in 1999 by the Merrill Lynch Global Research and Economics Group.
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The Strategy

The 1999 Year-Ahead Portfolio follows a "buy and hold" strategy of investing for approximately one year in a list of stocks selected by Merrill Lynch Global Research. After one year, a new Portfolio is researched and compiled based on a similiar selection process. You can reinvest each year in a new Portfolio, if available, or you can redeem your investment.

Is this Portfolio Right for You?

If your investment goal is capital appreciation, without concern for current income, the 1999 Year-Ahead Domestic Portfolio may be an appropriate choice. Although this is a one-year Portfolio, it is designed to be a part of a longer term investment strategy. We believe more consistent results are likely if the Strategy is followed for at least three to five years. If you are interested in investing globally, the 1999 Year-
Ahead International Portfolio is also available. This portfolio follows a similiar investment strategy.

Defined Advantages

o Purchase Options. You can get started with about $250 and discounts are available for volume purchases of $50,000 or more.
o Convenience. There's no need for multiple security purchases. This Portfolio offers diverisfication, with only one purchase.
o Daily Liquidity. You can sell back your investment at any time at the then-current net asset value, which may be more or less than your original cost.
o No Sell Decisions. You're buying and holding for approximately one year.

Year-Ahead Domestic Portfolio-- 1999

Company                   Symbol      Description

Albertson's, Inc.         ABS         Operates 878 retail food-drug chains
                                      throughout 20 Western, Midwestern and
                                      Southern states.  Products include
                                      prescription drugs, cosmetics and
                                      specialty departments including
                                      bakery, floral and video.

AMR Corporation           AMR         AMR is the world's second largest
                                      airline servicing over 165
                                      destinations in 40 countries.

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Anheuser-Busch            BUD         As the world's largest brewer,
Companies, Inc.                       Anheuser-Busch brews beer, produces
                                      and acquires brewing raw materials,
                                      manufactures and recycles aluminum
                                      beverage containers and operates nine
                                      theme parks.  Products include
                                      "Budweiser" and "Bud Light", which
                                      are the number one and two selling
                                      beer brands in the world.

Burlington                BR          A large exploration and production
Resources, Inc.                       company (80% natural gas, 90% domestic)
                                      operating throughout Mexico and
                                      Texas.

Comcast                   CMCSK       Third largest cable operator in the
Corporation                           U.S. Comcast services over ten million
                                      customers through principal ownership
                                      of "QVC", "C3" and controlling
                                      interest in "E!" Entertainment.

Computer Science          CSC         A leading supplier of professional
Corporation                           services, information processing,
                                      consulting, software development,
                                      systems integration and outsourcing.

Fannie Mae                FNM         Largest investor in home mortgage loans
                                      in the U.S. Federally chartered,
                                      private corporation that purchases
                                      both government-backed and
                                      conventional mortgages from lenders
                                      to facilitate housing ownership for
                                      low-to middle-income home buyers.

General Electric          GE          One of the world's largest companies
Company                               which develops, manufactures and sells
                                      products for the generation,
                                      distribution and utilization of
                                      electricity.  Through General
                                      Electric Capital Services, Inc., it
                                      offers a variety of financial
                                      services.  General Electric also owns
                                      the National Broadcasting Company
                                      (NBC).

Johnson & Johnson         JNJ         A well-diversified health-care company
                                      which manufactures and markets a
                                      large variety of health-care products
                                      and provides related services for
                                      consumer, pharmaceutical and
                                      professional markets.  Products
                                      include contraceptives, veterinary,
                                      surgical, dental, and non-prescription
                                      drugs.

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Office Depot, Inc.        ODP         Operates 600 office product warehouse
                                      stores in the U.S. and Canada.
                                      Office Depot sells branded
                                      merchandise and provides business
                                      services primarily to small and
                                      medium-sized businesses as well as
                                      the home office market.

Oracle Corporation        ORCL        Provides software for information
                                      management and a variety of related
                                      support services in more than 140
                                      countries worldwide.

Orbital Sciences          ORB         Designs, manufactures, operates and
Corporation                           markets a variety of space-technology
                                      products and satellite-based
                                      services.  Products include launch
                                      vehicles, space craft, space sensors
                                      and electronics and earth observation
                                      services.

Pfizer, Inc.              PFE         Produces ethical drugs, hospital
                                      products, consumer products and
                                      animal health items.  Products
                                      include "Celebrex" for
                                      osteoarthritis, "Tikosyn" for
                                      arrhythmia and "Relpax" for migraine.

Texas Utilities           TXU         Energy service company providing
Company                               electric and natural gas utility
                                      services, energy marketing,
                                      telecommunications and other related
                                      services worldwide.

UNUM Corporation          UNM         World leader in disability income
                                      insurance ranks among the world's
                                      leading special risk insurers.
                                      Provides group life insurance, long-
                                      term care insurance and payroll-
                                      deducted voluntary benefits.

Merrill Lynch Research: A Reputation for Excellence

With 500 equity research analysts globally, Merrill Lynch has earned its reputation as a world-class research organization. Its Global Research team provides in-depth coverage of more than 4,000 companies in 53 countries worldwide.

For each of the last four years, Merrill Lynch was awarded the top rank in Institutional Investor's "All-America Research Team" survey of equity analysts based on the total number of team analysts.

Defining Your Risks

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Please keep in mind the following factors when considering this investment. Your
Merrill Lynch Financial Consultant will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking preservation of capital or high current income.

o There can be no assurance that the Portfolio will meet its objective or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.


Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any net capital gains will be subject to tax each year whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. Please consult your tax advisor concerning state and local taxation

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio's life.

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                                 As a % of Public Offering     Amount per
                                           Price               1,000 Units

Initial Sales Charge                       1.00 %               $10.00
Deferred Sales Charge                      1.75%                $17.50
                                         ===============================
Maximum Sales Charge                       2.75%                $27.50
Estimated Annual Expenses
(as a % of net assets)                    0.146%                $1.45
Estimated Organization
Costs                                                           $1.27

If you sell your units before termination, the remaining balance of your deferred sales charge is deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge is waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

-------------------------------------------------------------------
             Amount                   Total Sales Charge as a % of
            Purchased                    Public Offering Price
-------------------------------------------------------------------
Less than $50,000                                2.75%
-------------------------------------------------------------------
$50,000 to $99,999                               2.50%
-------------------------------------------------------------------
$100,000 to $249,999                             2.00%
-------------------------------------------------------------------
$250,000 to $999,999                             1.75%
-------------------------------------------------------------------
$1,000,000 or more                               1.00%
-------------------------------------------------------------------

The Time To Think Ahead Is Now!

Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

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


The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                          32719BR-12/98
(copyright logo)1998 Merrill Lynch, Pierce, Fenner& Smith Incorporated. Member SIPC.

Defined Asset Funds (SM)
Buy With Knowledge. Hold With Confidence

Equity Investor Funds

Other Merrill Lynch
Research-Based Funds

1999 Year-Ahead International Portfolio
Defined Technology Portfolio (SM)
Financial Portfolio
Health Care Portfolio

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United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
Western Premier Portfolio

Index Series

S&P 500 Index Trust
S&P MidCap Index Trust

Fixed-Income Funds

Corporate Funds
Government Funds
Municipal Funds